UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 16, 2016

Date of Report (Date of earliest event reported)

RED METAL RESOURCES LTD.

(Exact name of registrant as specified in its charter)

NEVADA	000-52055	20-2138504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1158 Russell Street, Unit D, Thunder Bay, Ontario, Canada		P7B 5N2
(Address of principal executive offices)		(Zip Code)

1 (807) 345-5380

Registrant's telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 16, 2016, Red Metal Resources Ltd. (“Red Metal” or the “Company”) signed a letter of intent (“LOI”) with TomaGold Corporation (“TomaGold”) to sell, pursuant to a takeover bid, business combination or similar transaction, all of the issued and outstanding common shares of the Company, namely 34,290,302 common shares, as well as all of the common shares of the Company that may be issued upon the exercise of any options, warrants or other convertible securities after the formal filing of the transaction but before its closing (the “Transaction”) for an aggregate consideration of CAD$3,250,000.

The consideration will be paid by way of (i) a cash payment to be applied towards the Company’s debt for a maximum amount of CAD$500,000; and (ii) issuance of class “A” common shares of the capital stock of TomaGold at a price that is the higher between the average market price over the 20 days before the execution date of the Definitive Agreement and of CAD$0.15, subject to a maximum price of CAD$0.20.

The LOI includes customary provisions, including non-solicitation of alternative transactions, the right to match superior proposals and the closing by TomaGold of a financing of CAD$700,000 before the closing of the Transaction. The parties have agreed to a break-up fee of CAD$175,000 (i) payable to TomaGold if Red Metal is in default of the LOI and if a superior proposal is accepted by Red Metal’s shareholders, and (ii) payable to Red Metal if TomaGold does not complete the Transaction for reasons other than discovering an issue with their confirmatory due diligence.

The LOI will automatically terminate without further action by TomaGold or Red Metal and be of no further force and effect upon the earliest to occur: (a) the entry into the Definitive Agreement as contemplated under the LOI; (b) the mutual written agreement by TomaGold and Red Metal; (c) November 15, 2016, or (d) such later date as may be agreed to in writing by TomaGold and Red Metal.

The foregoing description of the LOI does not purport to be complete and is qualified in its entirety by reference to the complete text of the LOI attached as Exhibit 10.1 hereto.  A copy of the Company’s news release regarding the LOI is attached as Exhibit 99.1 hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Exhibit
10.1	Letter of Intent between Red Metal Resources Ltd. and TomaGold Corporation dated for reference September 16, 2016
99.1	News Release dated September 19, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RED METAL RESOURCES LTD.

Date: September 22, 2016	By: /s/ Caitlin Jeffs

Name: Caitlin Jeffs
Title: Chief Executive Officer and President

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